UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: December 12, 2006

CONVERGENCE ETHANOL, INC.
(Name of small business issuer as specified in its charter)

NEVADA	0-4846-3	82-0288840
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5701 Lindero Canyon Rd., #2-100 Westlake Village, California	91362
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number, including area code: (818) 735-4750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION Of DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

5.02(c)

Effective October 18, 2006, Mr. Steven Newsom was appointed to the Board of Directors of Convergence Ethanol, Inc. (formerly, MEMS USA, Inc.) (the “Registrant”). As of November 15, 2006, the Board of Directors is comprised of two members, Mr. Newsom and James A. Latty.

Pursuant to his appointment, Mr. Newsom and the Registrant entered into a Consulting Agreement. Pursuant to the Consulting Agreement, Mr. Newsom shall receive the following: (i) the sum of $20,000, (ii) the sum of $4,000 per month payable on the first day of each month during his tenure as a member of the Registrant’s Board of Directors, (iii) an additional $2,000 per trip, if Mr. Newsom makes more than three trips (per year) to attend meetings on Registrant’s business, (iv) $250 per hour for work performed for the Registrant over and above time spent on trips to attend meetings on Registrant’s business, (v) travel expenses for trips to attend meetings on Registrant’s business, and (vi) options for the purchase of up to 300,000 shares of common stock of the Registrant at an exercise price of $0.51 per share. The option period shall be 60 months from October 18, 2006.

Mr. Newsom received his undergraduate degree in Maritime Systems Engineering from Texas A&M University, a Master’s of Business Administration from the University of Houston at Clear Lake, and a Juris Doctrate from the University of Houston. Mr. Newsom has been an attorney in Houston, Texas since June 19, 1997. His practice consists of general civil practice and real estate transactions. Except for his current Consulting Agreement and his appointment to the Board of Directors, Mr. Newsom has not had any material interest in any transactions of the Registrant.

Mr. Newsom has no family relationships with any of the Registrant’s other executive officers or directors.

5.02(a)

On November 14, 2006, Danny Moscaritolo resigned as a member of the Board of Directors of the Registrant. Mr. Moscaritolo submitted a letter of resignation to the Registrant. A copy of Mr. Moscaritolo’s letter of resignation is filed as Exhibit 99.1 to this Form 8-K. The Registrant strongly disputes the allegations in Mr. Moscaritolo’s letter of resignation. The Registrant further notes that this letter of resignation was transmitted after the Registrant’s Board notified Mr. Moscaritolo of its intent to terminate him as the Chief Operating Officer of the Registrant. The Registrant is considering all equitable and legal remedies in light of the allegations contained in Mr. Moscaritolo’s letter of resignation, and therefore will not address the allegations in this Form 8-K at this time.

5.02(b)

On November 17, 2006, the Board of Directors unanimously voted to terminate Mr. Moscaritolo as the Registrant’s Chief Operating Officer and Chief Technology Officer.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1	Letter of Resignation by Danny Moscaritolo to the Board of Directors of MEMS USA, Inc.

[SIGNATURES PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2006	Convergence Ethanol, Inc.

By:	/s/ James A. Latty
James A. Latty Chief Executive Officer